                                                                    Exhibit 10.6
                                                                    ------------

                       UNITED AMERICAN INSURANCE COMPANY
                          INDEPENDENT AGENT CONTRACT

This Contract, and the Commission Schedule(s) attached hereto and made a part hereof for all purposes (collectively referred to as this Contract), made on this ___ day of __________________, 19___ by an between UNITED AMERICAN INSURANCE COMPANY (hereinafter referred to as Company), and ___________________ (hereinafter referred to as Agent) for the purpose of soliciting applications for life and health insurance.

                            INDEPENDENT CONTRACTOR

It is expressly agreed that the relationship intended by this Contract between Agent and Company shall be that of an Independent Contractor only, and that nothing contained herein shall be construed to create the relationship of employer and employee. This Contract or any benefit hereunder may not be assigned, transferred, or pledged by the Agent.

                         MANNER OF CONDUCTING BUSINESS

Agent's clientele may be developed by him by any lawful means. He shall select his own hours and workdays and is under no obligation to account to the Company for his time. Company may hold sales meetings to acquaint the Agent with new products and sales techniques for the benefit of the Agent. However attendance at sales meetings will be optional and at the expense of the Agent. Agent shall be free to exercise his own judgment as to the time, routine, place, method and manner he solicits insurance. Agent shall not solicit outside the jurisdiction for which he is licensed or contrary to the laws or insurance regulations of the states where he operates.

The Company may from time to time make available to the Agent supplies, leads, name lists, advertising matter and other material designed to assist Agent in soliciting business. All such material any other policyholder information, whether past, current or prospective, acquired by Agent shall remain the sole property of the Company, shall not be duplicated and shall be returned to the Company within five (5) days after the termination of this Contract.

                                   EXPENSES

Agent shall be responsible for all expenses incurred in the production of insurance for the Company. Agent shall at his own expense furnish his own means of transportation, office or place of business, advertisements, form letters, letterheads, circulars, and any other relevant expenses incurred in the solicitation of insurance for the Company.

Agent shall be responsible to Company for all loss or damage arising from business done by and entrusted to him and shall indemnify and hold Company harmless from any and all expenses, costs, causes of action, loss or damages resulting from fraudulent or unauthorized acts or omissions of Agent and any sub-agent(s) under contract with Company and assigned to Agent.

                       POWERS, DUTIES & RESPONSIBILITIES

During the continuance of this Contract the Agent has the authority to:

A. Remit all applications for insurance to the Company for approval or rejection and to collect only the initial premium payments due on such applications.

B. Procure through sub-agent(s) or personally through the Company, applications for insurance written by the Company.

C. When authorized by the Company and subject to Company approval recruit, train, and supervise sub-agents.

D. Agent shall have the duty of properly representing Company and developing his territory with diligence and in an ethical manner, and the Agent agrees to conform to the rules, regulations, and practices of Company.

E. Agent shall be responsible to Company for all monies and securities received by him for Company and shall hold such in trust separate from all other funds and securities, and promptly remit same to Company.

F. Company reserves the right at any time to terminate the contract of any sub-agent appointed by Company and assigned to Agent.

G. The Agent shall not insert or authorize the insertion of any advertising matter bearing the Company's name in any publication, issue or distribute, or authorize the issuance or distribution of any circular or paper on behalf of the Company, without first submitting said advertising matter in writing to Company and receiving prior written approval of Company.

                                  COMMISSIONS

Company agrees to pay to the Agent commissions on business written by Agent or any sub-agents assigned to him by the Company on premiums actually received and earned by the Company in accordance with the Commission Schedule(s) attached hereto. In the event Company shall, either during the continuance of this Contract or after its termination, refund premiums under any policy to an Insured, Agent shall immediately repay to Company the amount of any commission paid him or his sub-agent(s) on the premium so refunded.

A. All commissions shall be calculated only on premium actually received by the Company. Commissions will be calculated only on those premiums paid by or on behalf of the insured. No commissions shall be paid on interest, or on premium waived or commuted by reason of death, disability or exercise of policy options.

B. Company at any time while this Contract is in force or after its termination may set off against any claims by Agent for commission or other monies accruing to the account of the Agent under the terms of this Contract any debts, liabilities or obligations of the Agent to the Company. Agent further agrees that any indebtedness now or hereafter owing to the Company or its affiliates shall be secured by a first lien against the commissions or any other monies payable to Agent under this Contract and any other contract Agent may have with the Company or its affiliates.

C. All amounts owed to Company or its affiliates by Agent shall become due and payable immediately upon notice to the Agent.

                                                                          Page 1
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D.  Subject to the Company's right to set off as set forth in the Contract, the limitations and exceptions described below and the provisions of the Loan Agreement Section of this Contract payment of renewal commissions upon termination of this Contract will be vested unless one of the following conditions occurs:

    (1) This Contract is terminated for cause or for any violations of any of the provisions or agreements of the Contract.
    (2) Any debit balance is not repaid within 120 days of contract termination.
    (3) In any calendar year following termination the amount of vested renewal commissions paid under this Contract is less than $500.00.

E. At the option of the Company, payment of commissions will be held in abeyance for 120 days after termination to determine the existence of any sums due Company which are to be set off against commissions.

This Contract shall be terminated by the death of the Agent and all eligible renewal commissions shall be then vested and payable to the surviving spouse. If there is no surviving spouse then such renewal commissions shall be paid to the Executors or Administrators of the Agent's Estate.

The Company reserves the right to alter, increase, decrease, modify or withdraw the Commission Schedule and/or Loan Agreement Provisions of this Contract at any time. However, any change shall apply from and after the effective date of such change on business produced after that date.

                                LOAN AGREEMENT

If agent elects, Company may make periodic loans to Agent against future credited commissions on applications written and submitted to the Company by Agent or any Subagents assigned to Agent. Such loans shall be made in lieu of payment of credited commissions as provided in the Commission Schedule.

A. Such loan shall be a percentage of annualized insurance premium on production submitted on completed applications. The percentage loaned will be determined in the sole discretion of the Company.

B. Any loan proceeds shall be reduced by the amount of chargebacks to Agent's account from any source.

                                 INDEBTEDNESS

Any indebtedness owed by the Agent to the Company shall be paid upon notice to the Agent. In addition to the provisions of paragraph Deportment all indebtedness of the Agent to Company shall be secured by a first lien on any commissions or renewal commissions due or to become due the Agent. The Company may at any time offset against all commissions accrued or to accrue to the Agent, any debt due from the Agent to the Company, whether now existing or hereafter arising. In the event any indebtedness is placed in the hands of a collection agent or attorney, or both, Company shall be entitled to recover reasonable collection and attorney's fees, unless either party pleads otherwise.

                                  DEPORTMENT

Should the Agent at any time, either before or after termination of this Contract, wrongfully withhold any funds belonging to any applicant for insurance, a policyholder or the Company; or should the Agent induce any policyholder to lapse, relinquish or surrender a policy with the Company; or should the Agent be in default under, or fail to comply with any provision, covenant, representation or warranty contained in this Contract or any other Contract agreement, or in any document or instrument related thereto, between the Agent and the Company; or should the Agent fail to comply with any State insurance laws or regulations, or Federal laws or regulations under which he or it is licensed or is otherwise subject; then the Agent shall immediately forfeit his or its right to receive any commissions or any other compensation due or to become due, whether vested or otherwise, under this Contract or any other agreement with the Company.

                             ADDITIONAL PROVISIONS

This Contract is personal and not transferable. Any assignment, transfer, or sale of this Contract or any right to interest herein, without prior written consent of Company, shall not be valid or in any way binding upon Company.

The use of the masculine gender shall include the feminine gender and the use of the singular shall include the plural where appropriate.

This Contract takes effect on the date and year first above written.

                                  TERMINATION

This Contract may be terminated at the will of either party hereto, for any reason or without cause, at any time upon actual notice, written or oral. Cancellation or loss of license shall automatically terminate this Contract.

IN WITNESS WHEREOF, this Contract has been signed by the parties hereto.

                                        UNITED AMERICAN INSURANCE COMPANY


                                        BY:______________________________
                                           President


___________________________                ______________________________
Date                                       Signature of Agent

Re:  Loan Agreement:

     I hereby elect to receive loans when made available by the Company for:
     [ ]  Health

     [ ]  Life
     [ ]  I do not elect to receive loans from the Company.

____________________________               ______________________________
Date                                       Signature of Agent

                       UNITED AMERICAN INSURANCE COMPANY
                               INDEPENDENT AGENT
                            SCHEDULE OF COMMISSIONS

General Agent shall receive commissions provided below on business personally written by Agent or any Sub-Agent(s) assigned to Agent.

                                                                                   RENEWAL YEARS
                                                                FIRST YEAR       YEARS       PERCENT
                                                                -----------  --------------  --------
LIFE
----
400-Series Final Expense/                                          110%            2-5        20%
    Joint Last Survivor                                                         6 Plus        10%

21 Pay                                                             110%            All        10%

10-Year Renewable Term                                              80%            All        10%

500-Series                                                          90%            All        10%

900-Series                                                          80%            All        10%

300-Series                                                           7%             --        --

Single Premium Lifestyle Annuity                                     6%++           --        --

++Subject to chargebacks for first year policy surrenders and benefit payments.
  No Commissions payable on flat extra premiums, premiums waived or premiums paid by automatic premium loan.

HEALTH
------
Individual Medicare Supplements*
 - First Time Applicants under age 66                               40%            All        20%
 (except Disability Medicare)
 - Applicants age 66 & over,                                        26%            All        26%
 Disability Medicare

CASH BENEFIT CANCER                                                 75%            All        20%
 Florida only                                                       55%            All        15%

ALL OTHER HEALTH PLANS                                              60%+           All        15%


LONG TERM CARE**
 Issue Ages                                                        1st YEAR      YRS 2 - 10       YRS 11+
 ----------                                                        --------      ----------       ------
 0-54                                                                  82%             10%          5%
 55-64                                                                 77%             10%          5%
 65-69                                                                 72%             10%          5%
 70-74                                                                 67%             10%          5%
 75-79                                                                 62%             10%          5%
 80+                                                                   57%             10%          5%

* No commissions will be paid on any portion of the premium for the Part B deductible coverage, nor any portion of the service fee for the Automatic Claims Filing service. Renewal years commissions will not include any portion of rate increases.

**Commissions will not be paid on Long Term Care premium that is attributable to the Non-Forfeiture Option or the United American Partner's Program.

+ Plus registration fee (less $1 on monthly and quarterly modes).

Renewal years Commissions will not include any portion of rate increases.

________________________                _______________________________________
          Date                                Signature of General Agent

The Company reserves the right to change the rates at any time. Other products may be made available in the future with commission rates to be set at such time. The Company in its sole discretion will determine which products will be available for sale and may withdraw any products at any time.

This commission schedule is subject to any change required by federal or state law or regulation.


                                        UNITED AMERICAN INSURANCE COMPANY

                                        ________________________________________
                                        President
FOR STATES LISTED BELOW
MO/MS/MT/NV/OH/OK/TN/WY
                                                            H98LTC

                       UNITED AMERICAN INSURANCE COMPANY
                                LONG TERM CARE
                            SCHEDULE OF COMMISSIONS

                           EFFECTIVE JANUARY 1, 1997

                   _________________________________________
                   |                                       |
                   | THIS IS AN ADDENDUM TO YOUR CONTRACT  |
                   |  PLEASE KEEP THIS WITH YOUR CONTRACT  |
                   _________________________________________

___________________________________________________________________________________________
                         LTC COMMISSION (01, H20, H98- One Check)
___________________________________________________________________________________________

Issue Ages                  1st YEAR                  YRS 2 - 10              YRS 11+
___________________________________________________________________________________________
0-54                          82                           10                    5

55-64                         77                           10                    5

65-69                         72                           10                    5

70-74                         67                           10                    5

75-79                         62                           10                    5

80+                           57                           10                    5
___________________________________________________________________________________________

Commissions will not be paid on Long Term Care premium that is attributable to the Non-Forfeiture Option or the United American Partner's Program

Renewal years Commissions will not include any portion of rate increases.

The Company reserves the right to change the rates at any time. Other products may be made available in the future with commission rates to be set at such time. The Company in its sole discretion will determine which products will be available for sale and may withdraw any products at any time.

This commission schedule is subject to any change required by federal or state law or regulation.

                                         UNITED AMERICAN INSURANCE COMPANY


                                         __________________________________
                                         President

Long Term Care                                          (01,H20,H98 - One Check)
Eff. 11/01/96 - 010897                                                LTC01.add

                       UNITED AMERICAN INSURANCE COMPANY
                          HEALTH COMMISSION SCHEDULE
                          INDEPENDENT AGENT CONTRACT

Agent shall receive commissions provided below on business personally written by Agent or any Sub-Agent(s) assigned to Agent.


                                                       RENEWAL YEARS
                                     FIRST YEAR       YEARS      PERCENT
                                     -----------  -------------  --------
Individual Medicare Supplements*
   - First Time
     Applicants under age 66            40%            All         20%
     (except Disability Medicare)
   - Applicants age 66 & over,          26%            All         26%
     Disability Medicare

Cash Benefit Cancer                     75%            All         20%
     Florida only                       55%            All         15%

Long Term Care                          60%            All         15%

All Other Health Plans                  60%+           All         15%


* No commissions will be paid on any portion of the premium for the Part B deductible coverage, nor any portion of the service fee for the Automatic Claims Filing service or the United American Partners Program. Renewal years commissions will not include any portion of rate increases.

+ Plus registration fee (less $1 on monthly and quarterly modes).


_________________________               _______________________________________
         Date                                      Signature of Agent

The Company reserves the right to change the rates at any time. Other products may be made available in the future with commission rates to be set at such time. The Company in its sole discretion will determine which products will be available for sale and may withdraw any products at any time.

                                         UNITED AMERICAN INSURANCE COMPANY


                                         By: ___________________________________
                                             President


HEALTH LEVEL STATES
FOR ALL STATES EXCEPT THE FOLLOWING STATE SPECIALS
CT/IN/KS/KY/ME/MA/MI/MN/NJ/OR/PA/TX/WA/WV/WY

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